UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2018

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2700 West Front Street

Statesville, NC 28677

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 873-7202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) and (b)    On August 29, 2018, the Company held its 2018 Annual Meeting of Stockholders. At that meeting, the Company’s shareholders voted on the matters set forth below.

1.    Each of the nominees named below was re-elected as a Class II director for a three year term as follows:

Name of Nominee	For	Withheld	Non-Votes
Keith M .Gehl	1,917,452	68,576	613,702
William A. Shumaker	1,510,569	475,459	613,702

2.    The independent registered public accounting firm of Ernst & Young LLP was ratified as the Company’s independent auditor for fiscal year 2019 as follows:

For	Against	Abstained
2,579,717	17,698	2,315

3.    The compensation of the Company’s named executive officers was approved on an advisory basis pursuant to the following votes:

For	Against	Abstained	Non-Votes
1,821,101	89,150	75,777	613,702

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2018

Kewaunee Scientific Corporation

By:	/s/ Thomas D. Hull III
Thomas D. Hull III
Vice President, Finance and Chief Financial Officer